UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: October 5, 2020
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177	77 Beale Street P.O. Box 770000 San Francisco, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

Emerging growth company	PG&E Corporation	☐

Emerging growth company	Pacific Gas and Electric Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐

Pacific Gas and Electric Company	☐

Item 1.01.	Entry into a Material Definitive Agreement
On October 5, 2020, PG&E AR Facility LLC (the “SPV”), a special purpose entity wholly owned by Pacific Gas and Electric Company (the “Utility”), the Utility, in its individual capacity, in its capacity as initial servicer (the “Servicer”) and in its capacity as originator (the “Originator”), entered into an accounts receivable securitization program (the “Receivables Securitization Program”). Pursuant to the Receivables Securitization Program, (i) the Servicer, the SPV, as borrower, the financial institutions from time to time party thereto and listed therein as lenders (collectively, the “Lenders”), MUFG Bank, Ltd., as administrative agent (“MUFG”) entered into a Receivables Financing Agreement dated as of October 5, 2020 (the “Receivables Financing Agreement”), (ii) the Originator, the Servicer and the SPV, as buyer, entered into a Purchase and Sale Agreement dated as of October 5, 2020 (the “Purchase and Sale Agreement”), (iii) the Utility and MUFG entered into a Pledge Agreement dated as of October 5, 2020 (the “Pledge Agreement”) and (iv) the Utility, MUFG and each trustee, indenture trustee, lender administrative agent, collateral agent, purchaser or other party described in Exhibit A therein entered into a Collection Account Intercreditor Agreement dated as of October 5, 2020 (the “Collection Account Intercreditor Agreement”). Under the Receivables Securitization Program, the Originator, pursuant to the Purchase and Sale Agreement, will sell certain of its receivables and certain related rights to payment and obligations of Originator with respect to such receivables and certain other related rights (collectively, the “Receivables”) to the SPV, which, in turn, will obtain loans secured by the Receivables from the Lenders. Pursuant to the Pledge Agreement, the Utility pledged to the Lenders under the Receivables Financing Agreement 100% of the equity interests in the SPV as security for the repayment of the obligations under the Receivables Financing Agreement.
Pursuant to the Receivables Securitization Program, the aggregate principal amount of the loans made by the Lenders will not exceed $1,000,000,000 outstanding at any time. The Lenders under the Receivables Securitization Program receive interest based on a spread over LIBOR dependent on the tranche period thereto and any breakage fees accrued. The Receivables Financing Agreement contains customary LIBOR benchmark replacement language giving MUFG, with consent from the SPV as to the successor rate, the right to determine such successor rate. Additionally, MUFG receives certain fees as agent.
The Receivables Securitization Program contains certain customary representations and warranties and affirmative and negative covenants, including as to the eligibility of the Receivables being sold by the Originator and securing the loans made by the Lenders, as well as customary reserve requirements, Receivables Securitization Program termination events, Originator termination events and servicer defaults. The Receivables Securitization Program termination events permit the Lenders to terminate the Receivables Financing Agreement upon the occurrence of certain specified events, including failure by the SPV to pay amounts when due, certain defaults on indebtedness under the Utility’s credit facility, certain judgments, a change of control, certain events negatively affecting the overall credit quality of transferred Receivables and bankruptcy and insolvency events.
The Receivables Securitization Program is scheduled to terminate on October 5, 2022, unless extended or earlier terminated, at which time no further advances will be available and the obligations thereunder repaid in full by no later than (i) the date that is one hundred eighty (180) days following such date or (ii) such earlier date on which the loans under the Receivables Securitization Program become due and payable.
The proceeds from the sale of Receivables pursuant to the Receivables Securitization Program may be used to fund capital expenditures, maturing debt obligations, as well as working capital and other approved uses.
The foregoing descriptions of the Purchase and Sale Agreement, the Receivables Financing Agreement, the Pledge Agreement and the Collection Account Intercreditor Agreement are qualified in their entirety by reference to the full text of the Purchase and Sale Agreement, the Receivables Financing Agreement, the Pledge Agreement and the Collection Account Intercreditor Agreement, which are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 4.1 and Exhibit 10.3, respectively, hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth above in Item 1.01 is hereby incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

4.1	Pledge Agreement, dated as of October 5, 2020, by and between the Utility and MUFG

10.1	Purchase and Sale Agreement dated as of October 5, 2020, by and between the SPV, as buyer, and the Utility in its capacity as initial Servicer and in its capacity as Originator

10.2 (1)	Receivables Financing Agreement, dated as of October 5, 2020, by and among the SPV, as borrower, the Utility, in its individual capacity and as initial Servicer, the Persons from time to time party thereto as Lenders and Group Agents (collectively, the “Credit Parties”) and MUFG Bank, Ltd., as Administrative Agent on behalf of the Credit Parties

10.3 (1)	Collection Account Intercreditor Agreement, dated as of October 5, 2020, by and among the Utility, MUFG and each trustee, indenture trustee, lender administrative agent, collateral agent, purchaser or other party described in Exhibit A therein

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

(1)
In accordance with Item 601(a)(5) of Regulation
S-K,
certain schedules or similar attachments to this exhibit have been omitted from this filing. Such omitted schedules or similar attachments include account information and collection policies. The registrants agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ CHRISTOPHER A. FOSTER
Christopher A. Foster
Dated: October 8 , 2020		Vice President and Interim Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ DAVID S. THOMASON
David S. Thomason
Dated: October 8 , 2020		Vice President, Chief Financial Officer and Controller